UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2006
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On March 9, 2006, TD AMERITRADE Holding Corporation (“TD AMERITRADE”) granted restricted stock units to executive officers and certain employees of TD AMERITRADE. Each performance restricted stock unit agreement and restricted stock unit agreement required acceptance by May 9, 2006.
On May 8, 2006, TD AMERITRADE extended the date for acceptance of restricted stock units granted under performance restricted stock unit agreements and restricted stock unit agreements by all employees, including executive officers, of TD AMERITRADE for 2 additional weeks. In addition, in connection with the grant of restricted stock units to certain executive officers under performance restricted stock unit agreements, TD AMERITRADE extended the date for execution of employment agreements for 2 additional weeks.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: May 12, 2006	By:	/s/ John R. MacDonald

		Name:	John R. MacDonald
		Title:	Executive Vice President, Chief Financial
Officer and Chief Administrative Officer